LOGO: SCUDDER INVESTMENTS
Annual report to contract holders for the year ended December 31, 2001
Annual report
For contract holders of Scudder Passport
Scudder Variable Series

This report must be preceded or accompanied by the current prospectus.

Scudder Passport is a variable and market value-adjusted deferred annuity contract (policy form series L-1600), issued by Kemper Investors Life Insurance Company. Securities are distributed by Investors Brokerage Services, Inc., located at 1600 McConnor Parkway, Schaumburg, IL 60196. Scudder Passport is not available in all states. The contract contains limitations. Policy forms may vary per state.

Investment Manager:

Zurich Scudder Investments, Inc.

222 South Riverside Plaza

Chicago, IL 60606

Tel (800) 778-1482

RECYCLE LOGO Printed on recycled paper. Printed in the U.S.A. PAS2-2 (2/28/02) 15635
LOGO: ZURICH LIFE 1600 McConnor Parkway Schaumburg, IL 60196-6801	Postage Paid Stamp